SECOND AMENDMENT TO CREDIT AGREEMENT


            This Second Amendment to Credit Agreement (this "Amendment") is made and entered into as of September 8, 2000, by and among THE CHASE MANHATTAN BANK, formerly known as CHASE BANK OF TEXAS, N.A., a national banking association ("Lender"), TIDEL ENGINEERING, L.P. ("Borrower"), a Delaware limited partnership, and TIDEL TECHNOLOGIES, INC., a Delaware corporation ("Ultimate Parent").


                                R E C I T A L S:

            A. On April 1, 1999, Lender, Borrower, and Ultimate Parent entered into that certain Credit Agreement (including all amendments thereto, the "Credit Agreement") pursuant to which Lender agreed to make loans and advances (collectively the "Loans") to Borrower and Ultimate Parent in accordance with the terms thereof. Lender, Borrower and Ultimate Parent entered into that certain First Amendment to Credit Agreement, effective as of September 30, 1999.

            B. The Loans are evidenced by that certain Revolving Credit Note of even date with the Credit Agreement, in the stated principal amount of $7,000,000.00, and that certain Term Note of even date with the Credit Agreement, in the stated principal amount of $544,000.00, each bearing interest and being payable to the order of Lender as therein provided (collectively, the "Notes"). The Credit Agreement, the Notes and the documents, instruments and agreements executed in connection therewith are collectively referred to herein as the "Loan Documents".

            C. Borrower and Ultimate Parent have requested Lender to consent to the following:

               (1) an investment in and/or a loan and other financial accommodations to JRA 222, Inc. (d/b/a Credit Card Center), a Delaware corporation, by Ultimate Parent, in the amount of $11,000,000, which will be evidenced by a Term Loan and Security Agreement (the "Credit Card Center Loan Agreement"), between JRA 222, Inc. d/b/a Credit Card Center, as borrower, and Ultimate Parent, as lender, and various other documents executed in connection therewith or as security therefor and other related transactions (the "Credit Card Center Loan Documents"); and

               (2) the issuance by Ultimate Parent of 6% convertible subordinated debentures (the "Convertible Subordinated
                       Debentures") in the aggregate amount of $15,000,000, which will be issued to Montrose Investments Ltd., and other related transactions which are contemplated in the convertible Debenture Purchase Agreement dated as of September 8, 2000, between Ultimate Parent and Montrose Investments Ltd.

               D. Borrower and Ultimate Parent also have requested that Lender modify various financial covenants set forth in the Credit Agreement pertaining to the following:

               (1)     revising the Tangible Net Worth covenant; and

               (2)     adding a covenant regarding a Cash Flow Leverage Ratio.

               E. Lender, at the request of Borrower and Ultimate Parent, for good and valuable consideration, is willing to enter into this Amendment and to consent to (1) the issuance of the Convertible Subordinated Debentures by Ultimate Parent and the transactions related thereto, and the performance of the obligations and agreements of Ultimate Parent thereunder, and (2) the Credit Card Center Transaction, and the performance of the obligations and agreements of Ultimate Parent thereunder, all upon the terms and conditions set forth below.

                               A G R E E M E N T:

            NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Ultimate Parent, and Lender hereby covenant and agree as follows:

            1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

            2. Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following definitions:

               Cash Flow Leverage  Ratio shall mean as of any date that the Cash
             Flow Leverage Ratio is calculated, the ratio of (a) the Total Debt to (b) EBITDA of the Borrower for the four (4) most recent consecutive fiscal quarters of the Borrower ending on or immediately prior to the date of determination of the Cash Flow Leverage Ratio.

               Convertible   Subordinated   Debenture   shall   mean  the  Tidel
             Technologies, Inc. 6% Convertible Debenture Due September 8, 2004, issued by Ultimate Parent in the aggregate principal amount of Fifteen Million Dollars ($15,000,000).

               Convertible  Subordinated  Debenture  Documents  shall  mean  the
             Convertible Subordinated Debenture and that certain Convertible Debenture Purchase Agreement dated September 8, 2000, between Montrose Investments Ltd. and other investor party(ies) thereto, as purchasers, and Ultimate Parent, as issuer, and all documents executed in connection with the foregoing, which evidence the issuance of the Convertible Subordinated Debentures in the aggregate amount of Fifteen Million Dollars ($15,000,000) and related transactions.

               Credit Card Center Loan  Documents  shall mean that  certain Term
             Loan and Security Agreement to be entered into between JRA 222, Inc. d/b/a Credit Card Center, as borrower, and Ultimate Parent, as lender, and all documents executed in connection therewith or as security therefor, which evidence a term loan and other financial accommodations in the principal amount of Twelve Million Dollars ($12,000,000) and other related documents evidencing ancillary transactions and other investments in JRA

             222, Inc. d/b/a Credit Card Center.

               Subordination  Agreement  shall  mean a  Subordination  Agreement executed by each holder of a Convertible Subordinated Debenture, Borrower and Ultimate Parent, in favor of Lender, pursuant to which the holder of a Convertible Subordinated Debenture agrees, among other things, to subordinate its rights of payment under the Convertible Subordinated Debenture to Lender's rights of payment of the Obligations, in form and substance satisfactory to Lender.

               Total Debt shall mean the sum of the following:

               (a)     the Obligations; and

               (b) the Indebtedness of Ultimate Parent under the Convertible Subordinated Debenture.

            3. Eligible Receivables. Clause (c) of the definition of "Eligible Receivables" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               (c) The payments due on twenty percent (20%) or more of all Receivables of the applicable account debtor are less than 90 days past the date of invoice;

            4. Indebtedness. Schedule 6.16 to the Credit Agreement is hereby amended and supplemented to add the following:

               (c) 6% Convertible Debentures due September 8, 2004, in the aggregate principal amount of $15,000,000, issued pursuant to the Convertible Debenture Purchase Agreement between Ultimate Parent, as issuer, and the purchaser party thereto.

             5. Permitted Indebtedness. Section 8.1 of the Credit Agreement is hereby amended by inserting the following clause immediately following clause
(h):

                (i) Indebtedness under the Convertible Subordinated Debenture Documents;

             6. Permitted Investments. Section 8.7 of the Credit Agreement is hereby amended by inserting the following clause immediately following clause
(b):

                (c) Investment in JRA 222, Inc. pursuant to the Credit Card Center Loan Documents.

            7. Additional Covenants. Article 8 of the Credit Agreement is hereby amended by adding the following Sections, pursuant to which the Borrower covenants and agrees with the Lender that prior to the termination of the Credit Agreement, the Borrower will not, and will not suffer or permit any of its Subsidiaries, if any, to, do any of the following:

                        8.12 Cash Flow  Leverage.  Permit the Cash Flow Leverage
            Ratio to be more than 2.00 to 1.00. The Cash Flow Leverage Ratio will be measured as of the last day of each fiscal quarter of Borrower for the period consisting of the fiscal quarter then ended and the immediately preceding three (3) fiscal quarters.

                        8.20 Cash Payments on Convertible Subordinated Debenture. Permit Ultimate Parent to make payment in cash of any Indebtedness under the Convertible Subordinated Debenture, without Lender's prior written consent; provided, however, Ultimate Parent may make regularly scheduled payments in cash of interest, so long as no default or Event of Default has occurred and is continuing. Notwithstanding the foregoing, Ultimate Parent may make payments of principal, accrued interest, and other fees, penalties, liquidated damages, and premiums, or other amounts owing thereunder (including without limitation those payments in Common Stock provided for in
            Section 2(c) of the Registration Rights Agreement entered into as of September 8, 2000 between Debtor and the Purchasers party thereto, and in Section 7 of the Convertible Subordinated Debenture), as and when such payments are due on the Subordinated Note, but only in shares of Common Stock (as such term is defined in the Subordinated
            Note) and not in cash, or add such amounts to the principal amount due under the Convertible Subordinated Debenture. Further, Ultimate Parent may pay the fee payable to Value Investment Partners, Inc. pursuant to the letter agreement dated August 8, 2000.

                        8.21 Convertible  Subordinated Debenture and Credit Card
            Center Loan Documents. Permit Ultimate Parent to make any modification or amendment to the Credit Card Center Loan Documents or the Convertible Subordinate Debenture without Lender's prior written consent.

            8. Tangible Net Worth. Section 8.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

                        8.12 Tangible Net Worth. Permit the Tangible Net Worth of the Borrower (expressly excluding Ultimate Parent, its Subsidiaries and Borrower's Subsidiaries), as determined at any time and from time to time, to be less than the sum of the following:

                        (i)    $14,000,000.00; plus

                        (ii) the amount, which shall be added to clause (i) above as of the end of each calendar month, on a cumulative basis, beginning with the calendar month beginning October 1, 1998 and continuing each calendar month thereafter through the term of this Agreement, that is equal to the sequential monthly calculations of fifty percent (50%) of the positive (but not the negative) net income of the Borrower for each calendar month, beginning on and after October 1, 1998 (it being acknowledged that such calculations for calendar months prior to April 1, 1999 shall be made with respect to Tidel Engineering, Inc., the predecessor-in-interest to the Borrower); plus

                        (iii) the amount of all capital contributions to Borrower on or after October 1, 1998 (it being acknowledged that such calculations for calendar months prior to April 1, 1999 shall be made with respect to Tidel Engineering, Inc., the predecessor-in-interest to the Borrower, and shall be made with respect to the amount of consideration received in exchange for equity interests issued by Tidel Engineering, Inc. during the applicable period of time).

             9. Additional Events of Default. Section 9.1 of the Credit Agreement is hereby amended by re-lettering clauses (n), (o), and (p) as clauses
(p), (q), and (r), respectively, and by inserting the following clause immediately following clause (m):

                 (n) the occurrence of an "Event of Default", as such term is defined in the Convertible Subordinated Debenture.

Upon  execution and delivery of the Credit Card Center Loan  Agreement,  Section
9.1 of the Credit Agreement, provided the conditions to closing thereunder have been satisfied, will be amended, effective without any further action by the parties, by inserting the following clause immediately following clause (n):

                 (o) the occurrence of an "Event of Default", as such term is defined in the Credit Card Center Term Loan and Security Agreement.

             10. Compliance Certificate. Exhibit D to the Credit Agreement, the form of Compliance Certificate, is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

             11. Borrowing Base Certificate. Exhibit H to the Credit Agreement, the form of Borrowing Base Certificate, is hereby deleted in its entirety and replaced with Exhibit H attached hereto.

             12. Amendment and Consent Fee. In consideration of the Lender entering into this Amendment and giving its consent to the Debenture and the Investment, the Borrower agrees to pay to the Lender a commitment fee in an amount equal to Twenty-Five Thousand Dollars ($25,000) (the "Amendment and Consent Fee").

             13. Consent.

                 (a) Convertible Subordinated Debentures. Subject to satisfaction of and compliance with all terms and conditions precedent set forth in Section 14 below, Lender consents to the issuance by Ultimate Parent of the Convertible Subordinated Debentures and related transactions in accordance with the terms and conditions of the Convertible Subordinated Debenture Documents and the performance of Ultimate Parent's obligations and agreements thereunder.

                 (b) Credit Card Center Transaction. Subject to satisfaction of and compliance with all terms and conditions precedent in Section 15 below, Lender
                       consents  to  the  Credit  Card  Center   Transaction  by
                       Ultimate Parent in accordance with the terms and conditions of the Credit Card Center Documents and the performance of Ultimate Parent's obligations and agreements thereunder.

            14. Conditions Precedent to Consent to Amendment and Consent to Convertible Subordinated Debenture. The effectiveness of this Amendment and of Lender's consent to the Convertible Subordinated Debentures is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                 (1) Lender shall have received a Subordination Agreement, in form and substance satisfactory to Lender, duly executed by each holder of the Convertible Subordinated Debenture;

                 (2) The representations and warranties contained herein and in all Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof;

                 (3) No Event of Default by Borrower or Ultimate Parent under the Loan Documents, as amended hereby, as of the date hereof, shall have occurred and be continuing and no event or conditions shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default by Borrower or Ultimate Parent under the Loan Documents, as amended hereby, as of the date hereof, unless such Event of Default has been specifically waived in writing by Lender;

                 (4) Lender shall have received executed copies of the Convertible Subordinated Debenture and all other documents executed in connection therewith (including without limitation, the Purchase Agreement, and the Registration Rights Agreement, as such terms are defined in the Convertible Subordinated Debenture), certified by Borrower as being true and complete; and

                 (5)   Lender shall have received the Amendment and Consent Fee.

             15.  Conditions  Precedent to the Consent to the Credit Card Center
Transaction. The effectiveness of the consent to the Credit Card Center Transaction is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                  (1) The representations and warranties contained herein and in all Loan Documents, as amended hereby, shall be true and correct in all materials respects as of the date hereof as if made on the date hereof;

                  (2) No Event of Default by Borrower or Ultimate Parent under the Loan Documents, as amended hereby, as amended hereby, shall have occurred and be continuing and no event or conditions shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default by Borrower or Ultimate Parent under the Loan Documents, as amended hereby, as of the date hereof, unless such Event of Default has been specifically waived in writing by Lender;

                  (3) Lender shall have received copies of the executed Credit Card Center Loan Documents, certified by Borrower as being true and complete; and

                  (4) Lender shall have received a collateral assignment of the Credit Card Center Loan Documents, in form and substance satisfactory to Lender, together with any and all other documents necessary or appropriate to effect Lender's security interest therein.

             16. Costs and Expenses. Borrower agrees to reimburse Lender for Lender's costs and expenses, including, but not limited to, reasonable attorneys' fees and legal expenses, incurred by Lender in connection with the preparation of this Amendment and in connection with the negotiation and consummation of the transaction contemplated hereby.

             17. The Credit Agreement. All references to the Credit Agreement in the Loan Documents shall be deemed to be the Credit Agreement, as modified hereby. Borrower expressly promises to perform all of its obligations under the Credit Agreement and other Loan Documents, as modified by this Amendment.

             18. Acknowledgments of Borrower and Ultimate Parent. Borrower and Ultimate Parent each hereby acknowledge and agree that (a) Lender is not in default in the performance of its obligations under the Loan Documents; (b) Borrower and Ultimate Parent have no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their respective obligations thereunder, or if Borrower or Ultimate Parent have any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Amendment; (c) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; and (d) upon the execution hereof, the Credit Agreement, the Notes, and the other Loan Documents, as amended herein, are not in default by Borrower or Ultimate Parent.

             19. Full Force and Effect. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, the Notes, and all other Loan Documents are and shall remain in full force and effect and are incorporated herein by reference.

             20. Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. Any party to this Amendment may indicate its intention to be bound by this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature page on the signature page hereof by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

             21. No Oral Agreements. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AMONG THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

  [This space intentionally left blank. The next page is the signature page.]

            IN WITNESS WHEREOF, the parties have executed this Second Amendment to Credit Agreement as of the day and year first above written.

                                     LENDER:

                                     THE CHASE MANHATTAN BANK, formerly
                                     known as CHASE BANK OF TEXAS, N.A.,
                                     a New York state banking association



                                     By:
                                           Joanne Bramanti, Vice President


                                     BORROWER:

                                    TIDEL ENGINEERING, L.P.,
                                    a Delaware limited partnership

                                    By:   Tidel Cash Systems, Inc., its sole
                                          general partner


                                          By:
                                             Mark K. Levenick,
                                             President and Chief
                                             Executive Officer

                                    ULTIMATE PARENT:

                                    TIDEL TECHNOLOGIES, INC.,
                                    a Delaware corporation


                                    By:
                                       James T. Rash, Chief Executive Officer

            By its execution below, each of Tidel Technologies, Inc., a Delaware corporation, Tidel Services Inc., a Delaware corporation, and Tidel Cash Systems, Inc., a Delaware corporation (each individually, a "Guarantor"), acknowledges and consents to all of the terms and conditions of this Amendment, and ratifies and confirms its respective Guaranty to and for the benefit of Lender. Each Guarantor acknowledges that such Guarantor has no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if such Guarantor does have any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Amendment. Further, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Lender under its respective Guaranty and that with respect to such Guaranty, all references in such Guaranty to the "Obligations" shall mean the "Obligations", as amended by this Amendment; that the execution and delivery of this Amendment shall in no way change or modify such Guarantor's obligations as Guarantor pursuant to its Guaranty; and that the execution and delivery of any agreements by Borrower and Lender in connection with this Amendment shall not constitute a waiver by Lender of any of Lender's rights against any Guarantor.

                                         TIDEL TECHNOLOGIES, INC.,
                                         a Delaware corporation


                                         By:
                                             James T. Rash,
                                             Chief Executive Officer


                                         TIDEL SERVICES, INC.,
                                         a Delaware corporation


                                         By:___________________________________
                                            Mark K. Levenick, President


                                         TIDEL CASH SYSTEMS, INC.,
                                         a Delaware corporation


                                         By:__________________________________
                                            Mark K. Levenick, President

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE


                              Date: _______________

Chase Bank of Texas, N.A.
P.O. Box 660197
Dallas, Texas  75266-0197
Attention:  Ms. Joanne Bramanti

            Re:  Financial  Statements  Required  under Credit  Agreement
                 (as the same may have been amended, modified and restated from time to time, the "Credit Agreement") dated as of April 1, 1999, by and between Tidel Engineering, L.P., Tidel Technologies, Inc. and Chase Bank of Texas, N.A., ("Lender")


Gentlemen:

            Capitalized words and phrases used herein and not defined herein in the Credit Agreement are used herein with the same meanings as are assigned to them in the Credit Agreement.

            The undersigned hereby certifies, warrants and represents to the addressee named above that to the best knowledge of the undersigned:

            (1) He or she is a duly appointed and acting Responsible Officer of the General Partner of the Borrower;

            (2) The attached financial statements dated as of _______________ were prepared in conformity with GAAP consistently applied, subject only to normal and customary adjustments, and present fairly the financial position of [the Ultimate Parent], the Borrower and its Subsidiaries, on a Consolidated [and consolidating basis], as of the date there of and the results of [its] [their] operations for the period covered thereby.

            (3) The following constitute true, correct and complete financial calculations for the Borrower and, as applicable, its Subsidiaries on a Consolidated basis, as of the end of the period(s) indicated:

                  (a) INTEREST COVERAGE RATIO (for the four (4) immediately preceding fiscal quarters ending on or immediately prior to today's date):

                        (i)                                              EBITDA:

                                                                     $__________

                        (ii)                               Capital Expenditures:
                                                                     $__________

                        (iii)                         [Line (i) less Line (ii)]:
                                                                     $__________

                        (iv)                              Cash Interest Expense:
                                                                     $__________

                        (v)                       Actual Interest Coverage Ratio
                                                       [ratio of (iii) to (iv)]:
                                                                   _____ to 1:00

                        (vi)                   Required Interest Coverage Ratio:
                                                                    3:00 to 1:00

                  (b)                                         TANGIBLE NET WORTH
                        (for the calendar month ending on or
                        immediately prior to today's date)

                        (i) minimum required Tangible Net Worth of Tidel Engineering, L.P. as of October 1, 1998:
                                                                     $14,000,000

                        (ii)  the  amount  on  a  cumulative
                              basis,   beginning   with  the
                              calendar    month    beginning
                              October 1, 1998 and continuing
                              each calendar month thereafter
                              through   the   term  of  this
                              Agreement,  that is  equal  to
                              the     sequential     monthly
                              calculations  of fifty percent
                              (50%) of the positive (but not
                              the  negative)  net  income of
                              the Borrower for each calendar
                              month  beginning  on and after
                              October   1,  1998  (it  being
                              acknowledged     that     such
                              calculations    for   calendar
                              months  prior to April 1, 1999
                              shall be made with  respect to
                              Tidel  Engineering,  Inc., the
                              predecessor-in-interest to the
                              Borrower):

                                                 $----------

                        (iii) the  amount  of  all   capital
                              contributions  to  Borrower on
                              or after  October  1, 1998 (it
                              being  acknowledged  that such
                              calculations    for   calendar
                              months  prior to April 1, 1999
                              shall be made with  respect to
                              Tidel  Engineering,  Inc., the
                              predecessor-in-interest to the
                              Borrower,  and  shall  be made
                              with  respect to the amount of
                              consideration    received   in
                              exchange for equity  interests
                              issued  by Tidel  Engineering,
                              Inc.   during  the  applicable
                              period of time):

                                                $----------

                        (iv)  Required  Tangible  Net  Worth
                              (Sum of  Lines  (i),  (ii) and
                              (iii)):
                                                 $----------

                        (v)                                               Actual
                              Tangible Net Worth:                    $__________

                 (c)                               CAPITAL EXPENDITURES (for the
                                                           present fiscal year):

                              (i)         Cumulative fiscal year-to-date Capital
                                                             Expenditures total:
                              $__________

                              (ii)                   Maximum permitted amount of
                                                 Capital Expenditures during any
                                                                    fiscal year:
                              $1,300,000

                 (d)                             CASH FLOW  LEVERAGE  RATIO (for
                                       the four (4) immediately preceding fiscal
                                      quarters ending on or immediately prior to
                                                                  today's date):

                              (i)             Obligations under Credit Agreement
                              $__________

                              (ii)                Indebtedness under Convertible
                                                          Subordinated Debenture
                              $__________

                              (iii) Total Debt [Line (i) plus Line (ii)] $__________

                              (iv)                                        EBITDA
                              $__________

                              (v)                Actual Cash Flow Leverage Ratio
                                                        [ratio of (iii) to (iv)]
                              ____ to 1:00

                              (vi)                       Maximum permitted Ratio
                              2:00  to  1:00


            (4) The undersigned hereby certifies to his or her best knowledge as follows:

                (a) each representation or warranty of the Borrower and Ultimate Parent contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof with the same effect as through such representations and warranties had been made on and of this date, except for (i) those representations and warranties which relate only to the Closing Date or (ii) such changes in the representations and warranties otherwise permitted by the terms of the Credit Agreement;

                (b) no Event of Default or Default under the Credit Agreement has occurred and is still continuing (except for any Event of Default or Default which may have been expressly waived in writing by the Lender); and

                (c) neither Borrower nor Ultimate Parent is in default in the due performance of any covenant on its part in the Credit Agreement.


                                   Name:_____________________________________

                                    EXHIBIT H
                                       TO
                                CREDIT AGREEMENT
             ACCOUNTS AND INVENTORY RAW MATERIALS & FINISHED GOODS)

                           BORROWING BASE CERTIFICATE

                   Borrowing Base for Tidel Engineering, L.P.
            Week Beginning ______ and Ending _____ ("Current Period")
       Credit Agreement (the "Agreement") dated April 1, 1999, executed by
     Tidel Engineering, L.P. and Tidel Technologies, Inc., and delivered to
                    Chase Bank of Texas, N.A. (the "Lender")
                                  as amended by
                                 First Amendment
                                       and
                                Second Amendment


Line
      1        Total Accounts as of the end of the last report                 $
      2        Plus:  Sales during the Current Period                          $
      3        Less:  Collections during Current Period                        $
      4        Plus or Minus:  Any debits or credits during Current Period     $
      5        Total Accounts as of the end of the Current Period
               Ineligible Accounts as of the end of the Current Period:        $
      6        (a)   Total invoices more than 90 days from
                     invoice date for all Accounts                    $
      7        (b)   All of the Accounts of the Account Debtor(s)
                     when 20% of the Accounts of the Account
                     Debtor(s)  are more than 90 days from  invoice
                     date net of the amount included in Line 6(a)
                     for the Account Debtor(s)                        $
      8        (c)   That portion of Accounts of Credit Card Center
                     in excess of 20% of the total Accounts for the
                     Current Period (Line 1)                          $
      9        (d)   That portion of Accounts of Card Pro, Inc.
                     Cardtronics in excess of 15% of the total
                     Accounts for the Current Period (Line 1)         $
     10        (e)   That portion of Accounts of Account Debtor(s)
                     (other than Credit Card Center and Card Pro,
                     Inc./Cardtronics) in excess of 10% of the
                     total Accounts for the Current Period (Line 1)   $
     11        (d)   Progress Billings                                $
     12        (e)   Bill and Holds not properly documented           $
     13        (f)   Inter-company and Affiliate Accounts             $
     14        (g)   Government Accounts                              $
     15        (h)   Foreign Accounts (unless secured by a letter
                     of credit issued by a bank satisfactory to
                     the Lender)                                      $
     16        (i)   Accounts subject to any dispute or setoff or
                     contra account                                   $
     17        (j)   Cash/COD Accounts                                $
     18        (k)   Past Due Credits (added as a positive figure)    $
     19        (l)   Unapplied Cash                                   $
     20        (m)   Other Ineligible Accounts                        $
     21              Total Ineligible Accounts as of the end of the
                     Current Period                                            $
                     (Add Lines 6 through 20)                                  $
     22        Total Eligible Accounts as of the end of the
               Current Period                                                  $
               (Line 5-Line 20)                                                $
     23        Multiplied By:  Accounts Advance Factor                       80%

     24        Equals:  Accounts Receivable Availability                       $
     25        Total Inventory as of the end of the Current Period
     26        Gross Raw Materials Inventory
               Ineligible Raw Materials Inventory
     27        (a)   Raw Materials Off-site (Sub-Contracted)          $
     28        (b)   Inventory Reserve Applicable to Raw Materials    $
     29              Total Ineligible Raw Materials                           $
     30              Total Eligible Raw Materials Inventory                   $
     31              Multiplied by:  Advance Rate on Raw Materials          50%
     32        Equals:  Availability on Raw Materials Inventory               $
     33        Gross Finished Goods Inventory                                 $
               Ineligible Finished Goods Inventory
     34        (a)   Inventory Reserve Applicable to
                     Finished Goods                                   $
                                                                      ----
     35        (b)   MPD Model ATMs                                   $
     36        (c)   AnyCard II Model ATM's                           $
     37              Total Ineligible Finished Goods                          $
     38              Total Eligible Finished Goods Inventory                  $
     39              Advance Rate on Finished Goods Inventory               50%
     40        Equals:  Availability on Finished Goods Inventory
               (not to exceed 35% of Line 32)                                 $
     41        Gross Other Inventory                                          $
               Ineligible Other Inventory
     42        (a)   Work in Process                                  $
     43        (b)   Demo Units                                       $
     44        (c)   Non-Current Production                           $
     45        (d)   Inventory Reserve Applicable
                     to Eligible Other Inventory                              $
     46              Total Ineligible Other Inventory                         $
                                                                              --
     47              Total Eligible Other Inventory                           $
     48              Multiplied by:  Advance Rate on Other Inventory         50%
     49        Equals:  Availability on Other Inventory                      $
     50        Total Gross Inventory Availability
               (Line 32 + Line 40 + Line 49) (Not to
               exceed $ $2,500,000.00)
                                                                             $
     51        Total Borrowing Base Availability (Not to
               exceed $7,000,000.00) as of the End of the Current Period
               (Line 24 + Line 50)                                           $
     52        Less:  Aggregate principal amount outstanding
               under the Revolving Note as of the end of the Current
               Period                                                        $
     53        Equals:  Amount available for borrowing subject
               to the terms of the Agreement, if positive; or                $
               amount due to Lender, if negative


The term "Accounts" and "Inventory" shall have the respective meanings as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. Inventory shall be valued at the lesser of: (a) market value and (b) cost. "Other Ineligible Accounts" shall mean all such Accounts of the Borrower that are not subject to a first and prior lien in favor of the Lender, those Accounts that are subject to any Lien not in favor of Lender and those Accounts of Borrower as shall be deemed from time to time to be, in the sole judgment of the Lender, ineligible for the purposes of determining the Borrowing Base. "Other Ineligible Inventory" means that Inventory of Borrower as shall be deemed from time to time to be in the sole judgment of the Lender, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof.

COMPANY NAME:     Tidel Engineering, L.P.                 DATE:

                  By:   Tidel Cash Systems, Inc.,
                          General Partner

SIGNATURE:              By:
NAME:
TITLE:
ADDRESS:                5847 San Felipe
                        Suite 900
                        Houston, Texas 77057